UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report   (Date of earliest event reported):
April 28, 2011

J.B. HUNT TRANSPORT SERVICES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Arkansas	0-11757	71-0335111
(STATE OR OTHER JURISDICTION OF	(Commission File Number)	(IRS EMPLOYER
INCORPORATION OR ORGANIZATION)		IDENTIFICATION NO.)

615 J.B. Hunt Corporate Drive	72745	(479) 820-0000
Lowell, Arkansas	(ZIP CODE)	(REGISTRANT’S TELEPHONE NUMBER)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ }	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ }	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

{ }	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

{ }	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed to update our Current Report on Form 8-K filed on May 3, 2011.   The purpose of this amendment is to disclose, as required by SEC regulations, our Board of Directors’ decision regarding the frequency of future stockholder advisory votes on the compensation of its named executive officers.

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

As previously reported, at our annual meeting of stockholders held on April 28, 2011, our stockholders voted for an advisory vote on named executive officer compensation to be held every three years, consistent with the recommendation of our Board of Directors.  After consideration of these results and other factors, our Board of Directors has determined that the Company shall hold future stockholder advisory votes on named executive officer compensation every three years, until the next advisory vote on the frequency of such votes, which will occur no later than our annual meeting of stockholders in 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the 15th day of September 2011.

J.B. HUNT TRANSPORT SERVICES, INC.

BY:	/s/ John N. Roberts III
John N. Roberts
President and Chief Executive Officer

BY:	/s/ David G. Mee
David G. Mee
Executive Vice President, Finance and Administration and
Chief Financial Officer

BY:	/s/ Donald G. Cope
Donald G. Cope
Senior Vice President, Controller and
Chief Accounting Officer